================================================================================




                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported):May 3, 2002
                                                           -----------


                             HEWLETT-PACKARD COMPANY
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                   001-04423                   94-1081436
----------------------------     ---------------         -----------------------
(State or other jurisdiction       (Commission                (IRS Employer
     of incorporation)             File Number)            Identification No.)



                3000 Hanover Street, Palo Alto, CA         94304
          -------------------------------------------------------------
             (Address of principal executive offices)    (Zip Code)



      Registrant's telephone number, including area code:   (650) 857-1501



                                      N.A.
        -----------------------------------------------------------------
          (Former name or former address, if changed since last report)


================================================================================

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

          Effective May 3, 2002, pursuant to the Agreement and Plan of Reorganization dated as of September 4, 2001 (the "Merger Agreement"), among Hewlett-Packard Company ("HP"), Compaq Computer Corporation ("Compaq") and Heloise Merger Corporation, a wholly-owned subsidiary of HP ("Merger Sub"), Merger Sub was merged with and into Compaq with Compaq continuing as the surviving corporation and a wholly-owned subsidiary of HP (the "Merger"). Compaq is a leading global provider of information technology products, services and solutions for enterprise customers. Compaq designs, develops, manufactures and markets information technology equipment, software, services and solutions, fault-tolerant business critical solutions, communication products, personal desktop and notebook computers and personal entertainment and Internet devices.

          Pursuant to the Merger Agreement, as a result of the Merger, each share of Compaq common stock outstanding at the effective time of the Merger was converted into the right to receive 0.6325 of a share of HP common stock. Following consummation of the Merger, Compaq's common stock was delisted from the New York Stock Exchange. HP common stock now trades on the New York Stock Exchange and the Pacific Exchange under the symbol "HPQ".

          The issuance of HP common stock under the Merger Agreement as described above was registered under the Securities Act of 1933 pursuant to HP's registration statement on Form S-4 (File No. 333-73454) (the "Registration Statement") filed with the Securities and Exchange Commission (the "SEC") and declared effective on February 5, 2002, and HP's post-effective amendment to the Registration Statement (File No. 333-73454) filed with the SEC pursuant to Rule 462(d) that became effective immediately upon filing on February 5, 2002. The Joint Proxy Statement/Prospectus of HP and Compaq included in the Registration Statement contains additional information about this transaction. A copy of the Merger Agreement is attached as Exhibit 2.1 to HP's Current Report on Form 8-K filed with the SEC on September 4, 2001, and is incorporated herein by reference.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

          (a)  Financial statements of business acquired.

               (1) The historical consolidated financial statements of Compaq including Compaq's consolidated balance sheet at December 31, 2001 and 2000, the consolidated statements of income, cash flows and stockholders' equity for each of the years ended December 31, 2001, 2000 and 1999 and Compaq's Schedule II, Valuation and Qualifying Accounts for each of the years ended December 31, 2001, 2000 and 1999 were previously filed with the Securities and Exchange Commission on February 14, 2002 as Exhibit 99.1 to the Current Report on Form 8-K of Hewlett-Packard Company dated February 14, 2002.

               (2) The unaudited consolidated financial statements of Compaq including Compaq's unaudited consolidated balance sheet at March 31, 2002 and the unaudited consolidated statements of income and cash flows for the three months ended March 31, 2002 and 2001 are being filed as Exhibit 99.1 to this Form 8-K (and are incorporated herein by reference).

          (b)  Pro forma financial information.

                    The unaudited pro forma condensed combined consolidated financial statements of HP as of and for the three months ended January 31, 2002 and for the year ended October 31, 2001 giving effect to the merger as a purchase of Compaq by HP in accordance with Article 11 of Regulation S-X (17 C.F.R. Section 210.11 (2000)) were previously filed by the registrant with the Securities and Exchange Commission on March 15, 2002 as Exhibit 99.1 to the Current Report on Form 8-K of Hewlett-Packard Company dated March 14, 2002.

          (c)  Exhibits.

               The following exhibits are being filed with this report.

               2.1 Agreement and Plan of Reorganization dated as of September 4, 2001, by and among Hewlett-Packard Company, Heloise Merger Corporation and Compaq Computer Corporation (previously filed with the Securities and Exchange Commission on September 4, 2001 as Exhibit 2.1 to the Current Report on Form 8-K of Hewlett-Packard Company and incorporated herein by reference).

               99.1 The unaudited consolidated financial statements of Compaq including Compaq's unaudited consolidated balance sheet at March 31, 2002 and the unaudited consolidated statements of income and cash flows for the three months ended March 31, 2002 and 2001.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       HEWLETT-PACKARD COMPANY



                                       By: /s/ CHARLES N. CHARNAS
                                          --------------------------------------
                                          Charles N. Charnas
                                          Assistant Secretary

Date:  May 7, 2002

                                  EXHIBIT INDEX


Exhibit No.           Description
-----------           -----------
 2.1                  Agreement and Plan of Reorganization dated as of September
                      4, 2001, by and among Hewlett-Packard Company, Heloise
                      Merger Corporation and Compaq Computer Corporation
                      (previously filed with the Securities and Exchange
                      Commission on September 4, 2001 as Exhibit 2.1 to the
                      Current Report on Form 8-K of Hewlett-Packard Company and
                      incorporated herein by reference).

99.1 The unaudited consolidated financial statements of Compaq including Compaq's unaudited consolidated balance sheet at March 31, 2002 and the unaudited consolidated statements of income and cash flows for the three months ended March
                      31, 2002 and 2001.